Mineral Royalty Interest	6 Months Ended
Jun. 30, 2021
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Mineral Royalty Interest
12.	Mineral Royalty Interest
On January 5, 2021, the Company purchased from Alexco, for $3 million (Cdn$4 million), a 2.0% net smelter return royalty interest on the first 600,000 ounces of gold mined from ore extracted from the Golden Predator Exploration Ltd. (“Golden Predator”) owned Brewery Creek quartz mineral claims (the “Brewery Creek Mineral Claims”) located in the Yukon Territories, Canada and any mineral tenure derived therefrom, and a 2.75% net smelter returns royalty interest thereafter (the “Brewery Creek Royalty”). The Brewery Creek Royalty agreement provides, among other things, that Golden Predator may reduce the 2.75% net smelter returns royalty interest to 2.125%, on payment of the sum of Cdn$2 million to Wheaton.
Additionally, the Company has a 0.5% net smelter return royalty interest in the Metates properties (the “Metates Royalty”) located in Mexico from Chesapeake Gold Corp. (“Chesapeake”) for the life of mine. The carrying cost of the Metates Royalty is $3 million. The Company also has a right of first refusal on any silver streaming, royalty or any other transaction on the Metates properties.
To date, no revenue has been recognized and no depletion has been taken with respect to these royalty agreements.